Exhibit 99.1

Falcon’s Beyond Receives Expected Notice from Nasdaq Regarding Delayed Annual Report

Orlando, FL (April 24, 2024) — Falcon’s Beyond Global, Inc. (Nasdaq: FBYD, FBYDW) (the “Company” or “Falcon’s Beyond”), announced today that, as expected, on April 18, 2024, it received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with requirements of Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of not having timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”), with the Securities and Exchange Commission (“SEC”).

The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq.

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed by the Company on April 2, 2024, the Company determined that it was unable, without unreasonable effort or expense, to file its Form 10-K by the prescribed due date because the Company required additional time to finalize its impairment assessment procedures and complete the necessary valuation process for certain long-lived fixed assets subject to impairment to be recorded in the financial statements included in the Form 10-K.

The Company has 60 calendar days from the date of the Notice, or until June 17, 2024, to submit a plan to regain compliance with the Rule and, following receipt of such plan, Nasdaq may grant the Company an exception of up to 180 calendar days from the Form 10-K due date, or until October 14, 2024, to regain compliance with the Rule.

While the Company can provide no assurances as to timing, the Company is working diligently to finalize the Form 10-K and plans to file the Form 10-K as soon as practicable, including to regain compliance with the Rule.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this in this press release words such as “expect,” “may,” “plans,” “will,” and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including the ability of the Company to regain compliance with the Rule, and the timing of the Company’s filing of its Form 10-K, as well as the business, financial and accounting risks disclosed under the caption “Risk Factors” in the Registration Statement on Form S-1, as amended, of the Company, filed with the SEC on November 30, 2023, and the Company’s other filings with the SEC. The forward-looking statements speak only as of the date of this press release or as of the date such statements were made. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Falcon’s Beyond

Falcon’s Beyond is a visionary leader in innovative and immersive storytelling, sitting at the intersection of three potential high growth business opportunities: content, technology, and experiences. Falcon’s Beyond propels intellectual property (IP) activations concurrently across physical and digital experiences through three core business units: Falcon’s Creative Group is one of the world’s leading themed entertainment and master planning firms, having planned over $120 billion in award-winning experiences where creative vision, compelling design, immersive media, and cutting-edge technology intersect to bring imagination to life. Falcon’s Beyond Destinations develops a diverse range of entertainment experiences using both Falcon’s Beyond owned and third party licensed intellectual property, spanning location-based entertainment, dining, and retail. Falcon’s Beyond Brands endeavors to bring brands and intellectual property to life through animation, movies, licensing and merchandising, gaming as well as ride and technology sales. Falcon’s Beyond also invents immersive rides, attractions and technologies for entertainment destinations around the world.

FALCON’S BEYOND and its related trademarks are owned by Falcon’s Beyond.

Contacts:

Investor Relations:
Brett Milotte, ICR
IR@FalconsBeyond.com

Falcon’s Beyond

IR@FalconsBeyond.com